UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2012, Halcón Resources Corporation (the “Company”) issued and sold to certain initial purchasers (the “Initial Purchasers”) $750 million aggregate principal amount of its 8 7/8% senior notes due 2021 (the “Notes”) at a purchase price of 99.247% of the principal amount of the Notes.

In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement, dated November 6, 2012, between the Company and Wells Fargo Securities, LLC, on behalf of the Initial Purchasers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. In connection with the exchange offer, the Company is required to (a) file an exchange offer registration statement (the “Registration Statement”) and use reasonable best efforts to cause such Registration Statement to become effective, (b) promptly following the effectiveness of the Registration Statement, offer to exchange each Note for a new note of the Company having terms substantially identical in all material respects to such Note, and (c) keep the registered exchange offer open for not less than 20 business days after the date notice of the exchange offer is mailed to the holders of the Notes. If the exchange offer is not consummated within 365 days after November 6, 2012, or upon the occurrence of certain other contingencies, the Company has agreed to file a shelf registration statement to cover resales of the Notes by holders who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes. A copy of the Registration Rights Agreement is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

Also in connection with the sale of the Notes, the Company entered into an Indenture (the “Indenture”) dated November 6, 2012 among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), which is described in Item 2.03 below. The information in Item 2.03 of this report is incorporated herein by reference.

The net proceeds from the sale of the Notes were placed into escrow pursuant to an Escrow Agreement, dated November 6, 2012, among the Company, the Trustee, and U.S. Bank National Association, as Escrow and Paying Agent (the “Escrow Agreement”). Pursuant to the Escrow Agreement, the funds will either be (a) released from escrow upon satisfaction of the conditions to closing of the Company’s previously reported pending acquisition of two newly formed companies holding oil and gas assets in the Williston Basin, North Dakota (the “Williston Basin Acquisition”) pursuant to the Reorganization and Interest Purchase Agreement, dated October 19, 2012, among the Company, Petro-Hunt, L.L.C. and Pillar Energy, LLC (the “Purchase Agreement”), or (b) redeemed by the Company, at a redemption price equal to 99.247% of the principal amount thereof plus accrued and unpaid interest on the outstanding principal amount thereof to the redemption date, if the Williston Basin Acquisition is not completed prior to December 31, 2012 or the Purchase Agreement is terminated earlier. A copy of the Escrow Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes were issued pursuant to, and are governed by, the Indenture, which contains affirmative and negative covenants that, among other things, limit the ability of the Company and its subsidiaries that guarantee the Notes to incur indebtedness; pay dividends or make other distributions on stock; purchase or redeem stock or subordinated indebtedness; make investments; create liens; enter into transactions with affiliates; sell assets; refinance certain indebtedness; and merge with or into other companies or transfer substantially all of their assets. The Indenture also contains customary events of default. Upon the occurrence of certain events of default, the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.

The Company will pay interest on the Notes on May 15 and November 15 of each year, beginning on May 15, 2013. The Notes will mature on May 15, 2021.

At any time prior to November 15, 2016, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium, together with accrued and unpaid interest, if any, to the redemption date. The Notes will be redeemable, in whole or in part, on or after November 15, 2016 at redemption prices equal to the principal amount multiplied by the percentage set forth below, plus accrued and unpaid interest:

Year	Percentage
2016	104.438%
2017	102.219%
2018 and thereafter	100.000%

Additionally, the Company may redeem up to 35% of the Notes on or prior to November 15, 2015 for a redemption price of 108.875% of the principal amount thereof, plus accrued and unpaid interest, utilizing net cash proceeds from certain equity offerings. In addition, upon a change of control of the Company, holders of the Notes will have the right to require the Company to repurchase all or any part of their Notes for cash at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest.

The Notes are guaranteed on a senior unsecured basis by all of the Company’s existing wholly-owned subsidiaries and by any of the Company’s future restricted subsidiaries that guarantee its indebtedness under a credit facility. The Notes will be the Company’s general unsecured senior obligations and will rank equally in right of payment with the Company’s other unsecured senior indebtedness. The Notes will be effectively subordinate to all of the Company’s secured debt to the extent of the assets securing such debt.

A copy of the Indenture governing the Notes is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The offering of the Notes was conducted in accordance with the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Rule 144A and Regulation S under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of November 6, 2012, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of November 6, 2012, between the Company and Wells Fargo Securities, LLC, on behalf of the initial purchasers named therein.

10.1	Escrow Agreement, dated as of November 6, 2012, among the Company, U.S. Bank National Association, as Trustee under the Indenture, and U.S. Bank National Association, as Escrow and Paying Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

November 7, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 6, 2012, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of November 6, 2012, between the Company and Wells Fargo Securities, LLC, on behalf of the initial purchasers named therein.

10.1	Escrow Agreement, dated as of November 6, 2012, among the Company, U.S. Bank National Association, as Trustee under the Indenture, and U.S. Bank National Association, as Escrow and Paying Agent.